UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
January 20 , 2006 Date of Report (Date of earliest event reported)
New Dragon Asia Corp.
(Exact name of registrant as specified in its charter)

Florida	001-15046	88-0404114
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2808, International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, PRC	518048
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (86 755) 8831 2115
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into Material Definitive Agreement

On January 20, 2006, New Dragon Asia Corp. (the “Company”) entered into a supplementary agreement to its employment agreement with Peter Mak, the Company’s Chief Financial Officer, which extended the term of the agreement from June 30, 2008 to December 31, 2008 and provided for a grant to Mr. Mak of an option to purchase 2,000,000 shares of the Company’s Class A Common Stock at an exercise price of $1.60 per share.

The supplementary agreement is filed hereto as Exhibit 10.10.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.10	Supplementary Agreement to Employment Agreement between New Dragon Asia Corp. and Peter Mak

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW DRAGON ASIA CORP.

By: /s/ Li Xia Wang
       Li Xia Wang
       Chief Executive Officer

Dated: January 24, 2006